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                                 EXHIBIT 10.2


                              FORM OF DEBENTURE
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                                                                    EXHIBIT 10.2

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS SUCH TERMS ARE DEFINED IN REGULATION S UNDER THE 1933 ACT), FOR A PERIOD OF FORTY
(40) DAYS AFTER COMPLETION OF THE OFFERING PURSUANT TO WHICH THESE DEBENTURES WERE ISSUED, AND THEREAFTER MAY ONLY BE OFFERED OR SOLD PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

   7-1/2% CONVERTIBLE DEBENTURE DUE [two years from the date of Debenture], 1998


$_________                                                         May ___, 1996

Number ______


         FOR VALUE RECEIVED, Exsorbet Industries, Inc., an Idaho corporation (the "Company"), hereby promises to pay to ________________________________, or registered assigns (the "Holder") on May ____, 1998 (the "Maturity Date"), the principal amount of __________________________________), and to pay interest on the principal amount hereof, in such amounts, at such times and on such terms and conditions as are specified herein. Repayment of the unconverted principal amount of this Debenture (this "Debenture") shall be made on the Maturity Date in the manner set forth in Article 2.


ARTICLE 1.  Interest

         The Company shall pay interest on the unpaid principal amount of this Debenture (this "Debenture") at the rate of Seven and One-Half Percent (7-1/2%) per year, payable quarterly in arrears until the principal hereof is paid in full or has been converted. Interest on this Debenture shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from date of issuance. Interest shall be computed on the basis of a 360-day year of 12 30- day months.

ARTICLE 2.  Method of Payment

         This Debenture must be surrendered to the Company in order for the Holder to receive payment of the principal amount hereof. The Company shall pay the principal of and interest on this Debenture in United States dollars. However, the Company may pay principal and interest by a check payable in such money. The Company may draw a check for the payment of interest to the order of the Holder of this Note and mail it to the Holder's address as shown on the Register (as defined in Section 7.2 below). Interest and principal payments shall be subject to withholding under applicable United States Federal Internal Revenue Service Regulations.
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7-1/2 Convertible Debenture
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ARTICLE 3.  Conversion

         SECTION 3.1.  Conversion Privilege

         (a) Subject to the terms described herein, the Holder of this Debenture shall have the right, at its option, to convert it into shares of common stock, par value $0.001 per share, of the Company ("Common Stock") at any time which is before the close of business on the Maturity Date, except as set forth in Section 3.1(c) below. The number of shares of Common Stock issuable upon the conversion of this Debenture is determined by dividing the principal amount hereof to be converted plus all accrued interest thereon minus any required withholding by the conversion price in effect on the conversion date (as defined in paragraph (b) of this Section 3.1 below) and rounding the result to the nearest 1/100th of a share. On conversion, no payment of or adjustment (other than as provided in the previous sentence) for accrued interest shall be made whether or not such conversion occurs before, on or after an interest payment date.

         (b) The conversion price is the current market price (as defined in Section 3.7(a) below) of the Common Stock on the conversion date less Twenty Percent (20%); provided, however, except as set forth in this Section 3.1(b), in no event shall the conversion price be less than 50% below the current market price (as defined below) of the Common Stock on the date of the closing of Holder's purchase of this Debenture (the "Closing") nor greater than the current market price of the Common Stock on the date of Closing. In the event the conversion price is less than the minimum conversion price as described in the previous sentence, the Holder of this Debenture shall be entitled to convert this Debenture at the current market price less a Five (5%) administrative fee.

         (c) Less than all of the principal amount of this Debenture may be converted into Common Stock if the portion converted is $10,000 or a whole multiple of $10,000 and the provisions of this Article 3 that apply to the conversion of all of the Debenture also apply to the conversion of a portion of it. All accrued interest on this Debenture shall be added to the amount converted if less than all of the principal amount of this Debenture is converted and shall be deemed to be paid and discharged thereby. Up to one-half of the original principal amount of this Debenture may be converted into Common Stock after Forty-Five (45) days from Closing and all of the original principal amount of this Debenture may be converted into Common Stock after Seventy-Five (75) days from Closing.

         (d) In the event any Debentures remain outstanding on the second anniversary of the date hereof, the unconverted portion of such Debentures will automatically be converted into shares of Common Stock on such date in the manner set forth in this Section 3.1.
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7-1/2 Convertible Debenture
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         SECTION 3.2.  Conversion Procedure.  To convert this Debenture into
Common Stock, the Holder must (a) complete and sign the Notice of Conversion attached hereto, (b) surrender the Debenture to the Company, (c) furnish appropriate endorsements and transfer documents if so requested by the Company and (d) subject to Section 3.4 pay any transfer or similar tax if required by the Company. The date upon which all of the foregoing requirements are satisfied is the conversion date. Within five business days thereafter, the Company shall deliver a certificate for the number of full shares of Common Stock issuable upon the conversion and a check for any fraction of a share.
The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. No payment or adjustment shall be made for accrued interest on a converted Debenture whether the conversion date is on, at or after an interest payment date. If one person converts more than one Debenture at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of Debentures converted. Upon surrender of a Debenture that is to be converted in part, the Company shall issue to the Holder a new Debenture equal in principal amount to the unconverted portion of the Debenture surrendered.

         SECTION 3.3. Fractional Shares. The Company shall not issue a fractional share of Common Stock upon the conversion of this Debenture. Instead, the Company shall pay in lieu of any fractional share the cash value thereof at the then current market price of the Common Stock as determined under Section 3.7 below.

         SECTION 3.4. Taxes on Conversion. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion of this Debenture imposed by the United States of America. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than its name.

         SECTION 3.5. Company to Reserve Stock. The Company shall reserve out of its authorized but unissued Common Stock or Common Stock held in treasury enough shares of Common Stock to permit the conversion of this Debenture. All shares of Common Stock which may be issued upon the conversion hereof shall be fully paid and nonassessable.

         SECTION 3.6. Restrictions on Transfer. This Debenture and the Common Stock issuable upon the conversion hereof have not been registered under the Securities Act of 1933 (the "Act") and have been sold pursuant to Regulation S under the Act ("Regulation S"). The Debentures may not be transferred or resold in the United States, or to a U.S. Person, or to or for the account or benefit of a U.S. Person (as defined in Regulation S) for a period of Forty
(40) days from the date hereof and thereafter may only be offered or sold pursuant to registration under or an exemption from the Act.
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7-1/2 Convertible Debenture
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         SECTION 3.7.  Current Market Price.

         (a) In Sections 3.1 and 3.3, the current market price per share of Common Stock on any date is the average of the quoted bid prices of the Common Stock for five consecutive trading days ending on the trading day before the date in question.

         (b) As used in this Section 3.7, the term quoted bid price shall mean (i) the closing bid prices thereof on any such trading date, as reported by The Nasdaq Small Cap Market, or (ii) in the event the Common Stock is not reported on such system, the fair market value of the Common Stock as determined by the Board of Directors of the Company in its good faith judgment.

         SECTION 3.8. Mergers, Etc. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer.

ARTICLE 4.  Mergers

         The Company shall not consolidate or merge into, or transfer all or substantially all of its assets to, any person, unless such person assumes the obligations of the Company under this Debenture and immediately after such transaction no Event of Default exists. Any reference herein to the Company shall refer to such surviving or transferee corporation and the obligations of the Company shall terminate upon such assumption.

ARTICLE 5.  Reports

         The Company will mail to the Holder hereof at its address as shown on the Register a copy of any annual, quarterly or current report that it files with the Securities and Exchange Commission promptly after the filing thereof and a copy of any annual, quarterly or other report or proxy statement that it gives to its shareholders generally at the time such report or statement is sent to shareholders.
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7-1/2 Convertible Debenture
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ARTICLE 6.  Defaults and Remedies

         SECTION 6.1. Events of Default. An "Event of Default" occurs if (a) the Company does not make the payment of the principal of this Debenture when the same becomes due and payable at maturity, upon redemption or otherwise, (b) the Company does not make a payment of interest when such interest becomes due and payable and such default continues for a period of 5 days thereafter, (c) the Company fails to issue shares of Common Stock upon conversion, (d) the Company fails to comply with any of its other agreements in this Debenture and such failure continues for the period of thirty (30) days and after the notice specified below, (e) the Company pursuant to or within the meaning of any Bankruptcy Law (as hereinafter defined): (i) commences a voluntary case; (ii) consents to the entry of an order for relief against it in an involuntary case;
(iii) consents to the appointment of a Custodian (as hereinafter defined) of it or for all or substantially all of its property; (iv) makes a general assignment for the benefit of its creditors; or (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Company in an involuntary case; (B) appoints a Custodian of the Company or for all or substantially all of its property or (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 60 days. As used in this Section 6.1, the term "Bankruptcy Law" means Title 11 of the United States Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law. A default under clause (d) above is not an Event of Default until the holders of at least 25% of the aggregate principal amount of the Debentures notify the Company of such default and the Company does not cure it within 5 days after the receipt of such notice, which must specify the default, demand that it be remedied and state that it is a "Notice of Default."

         SECTION 6.2. Acceleration. If an Event of Default occurs and is continuing, the Holder hereof by notice to the Company, may declare the principal of and accrued interest on this Debenture to be due and payable. Upon such declaration, the principal and interest hereof shall be due and payable immediately.

ARTICLE 7.  Registered Debentures

         SECTION 7.1. Series. This Debenture is one of a numbered series of Debentures having an aggregate principal amount of not more than $500,000 which are identical except as to the principal amount and date of issuance thereof and as to any restriction on the transfer thereof in order to comply with the Securities Act of 1933 and the regulations of the Securities and Exchange Commission promulgated thereunder. Such Debentures are referred to herein collectively as the "Debentures".
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         SECTION 7.2.  Record Ownership.  The Company shall maintain a register of the holders of the Debentures (the "Register") showing their names and addresses and the serial numbers and principal amounts of Debentures issued to or transferred of record by them from time to time. The Register may be maintained in electronic, magnetic or other computerized form. The Company may treat the person named as the Holder of this Debenture in the Register as the sole owner of this Debenture. The Holder of this Debenture is the person exclusively entitled to receive payments of interest on this Debenture, receive notifications with respect to this Debenture, convert it into Common Stock and otherwise exercise all of the rights and powers as the absolute owner hereof.

         SECTION 7.3. Registration of Transfer. Transfers of this Debenture may be registered on the books of the Company maintained for such purpose pursuant to Section 7.2 above (i.e., the Register). Transfers shall be registered when this Debenture is presented to the Company with a request to register the transfer hereof and the Debenture is duly endorsed by the appropriate person, reasonable assurances are given that the endorsements are genuine and effective, and the Company has received evidence satisfactory to it that such transfer is rightful and in compliance with all applicable laws, including tax laws and state and federal securities laws. When this Debenture is presented for transfer and duly transferred hereunder, it shall be canceled and a new Debenture showing the name of the transferee as the record holder thereof shall be issued in lieu hereof. When this Debenture is presented to the Company with a reasonable request to exchange it for an equal principal amount of Debentures of other denominations, the Company shall make such exchange and shall cancel this Debenture and issue in lieu thereof Debentures having a total principal amount equal to this Debenture in the denominations requested by the Holder. The Company may charge a reasonable fee for any registration of transfer or exchange other than one occasioned by a notice of redemption or the conversion hereof.

         SECTION 7.4. Worn and Lost Debentures. If this Debenture becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Debenture in lieu hereof upon its surrender. Where the Holder of this Debenture claims that the Debenture has been lost, destroyed or wrongfully taken, the Company shall issue a new Debenture in place of the original Debenture if the Holder so requests by written notice to the Company actually received by the Company before it is notified that the Debenture has been acquired by a bona fide purchaser and the Holder has delivered to the Company an indemnity bond in such amount and issued by such surety as the Company deems satisfactory together with an affidavit of the Holder setting forth the facts concerning such loss, destruction or wrongful taking and such other information in such form with such proof or verification as the Company may request.

ARTICLE 8.  Notices
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7-1/2 Convertible Debenture
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         Any notice which is required or convenient under the terms of this
Debenture shall be duly given if it is in writing and delivered in person or mailed by first class mail, postage prepaid and directed to the Holder of the Debenture at its address as it appears on the Register or if to the Company to its principal executive offices. The time when such notice is sent shall be the time of the giving of the notice.

ARTICLE 9.  Time

         Where this Debenture authorizes or requires the payment of money or the performance of a condition or obligation on a Saturday or Sunday or a public holiday, or authorizes or requires the payment of money or the performance of a condition or obligation within, before or after a period of time computed from a certain date, and such period of time ends on a Saturday or a Sunday or a public holiday, such payment may be made or condition or obligation performed on the next succeeding business day, and if the period ends at a specified hour, such payment may be made or condition performed, at or before the same hour of such next succeeding business day, with the same force and effect as if made or performed in accordance with the terms of this Debenture. Where time is extended by virtue of the provisions of this Article 9, such extended time shall not be included in the computation of interest.

ARTICLE 10.  Waivers

         The holders of a majority in principal amount of the Debentures may waive a default or rescind the declaration of an Event of Default and its consequences except for a default in the payment of principal of or interest on any Debenture.

ARTICLE 11.  Rules of Construction

         In this Debenture, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender. The numbers and titles of sections contained in this Debenture are inserted for convenience of reference only, and they neither form a part of this Debenture nor are they to be used in the construction or interpretation hereof.
Wherever, in this Debenture, a determination of the Company is required or allowed, such determination shall be made by a majority of the Board of Directors of the Company and if it is made in good faith, it shall be conclusive and binding upon the Company and the Holder of this Debenture.
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ARTICLE 12.  Governing Law

         The validity, terms, performance and enforcement of this Debenture shall be governed and construed by the provisions hereof and in accordance with the laws of the State of New York applicable to agreements that are negotiated, executed, delivered and performed solely in the State of New York.

         IN WITNESS WHEREOF, the Company has duly executed this Debenture as of the date first written above.

                           EXSORBET INDUSTRIES, INC.




                           Charles E. Chunn, Jr.,
                           President

                           By_____________________________________

                           Name__________________________________

                           Title___________________________________

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                              NOTICE OF CONVERSION

         [To be completed and signed only upon conversion of Debenture]

         The undersigned, the Holder of this Debenture, hereby irrevocably elects to exercise the right to convert it into common stock, par value $___ per share, of [Issuer] as follows:

[Complete if less than                                                Dollars ($               )*
                                  -----------------------------------------------------------------------
all of principal amount            ($10,000 or integral multiples of $10,000)
is to be converted]

[Signature must be
                                  --------------------------------------------------------------------------
guaranteed if registered          (Name of Holder of shares if different than
holder of stock differs from      registered Holder of Debenture)
registered Holder of
Debenture]

                                  --------------------------------------------------------------------------
                                  (Address of Holder if different than address of
                                  registered Holder of Debenture)



                                  --------------------------------------------------------------------------
                                  (Social Security or EIN of Holder of shares if
                                  different than Holder of Debenture)

         *If the principal amount of the Debenture to be converted is less than the entire principal amount thereof, a new Debenture for the balance of the principal amount shall be returned to the Holder of the Debenture.

Date:    ____________________     Sign:    _____________________________________
                                           (Signature must conform in all respects
                                           to name of Holder shown on face of this
                                           Debenture)

Signature Guaranteed:
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                               Assignment of Note


       The undersigned hereby sell(s) and assign(s) and transfer(s) unto

________________________________________________________________________________
                    (name, address and SSN or EIN of assignee)


                                                   Dollars ($               )
________________________________________________________________________________
(principal amount of Debenture, $10,000 or integral multiples of $10,000)

of principal amount of this Debenture together with all accrued interest hereon.


Date:    ________________         Sign:    ______________________________________________
                                           (Signature must conform in all respects to
                                           name of Holder shown on face of Debenture)


Signature Guaranteed: